SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): May 11, 1999 (April 19, 1999)

                           IRON MOUNTAIN INCORPORATED
             (Exact name of registrant as specified in its charter)

   Delaware                          0-27584                     04-3107342
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


                               745 Atlantic Avenue
                           Boston, Massachusetts 02111
          (Address of principal executive offices, including zip code)




                                 (617) 535-4766
              (Registrant=s telephone number, including area code)

Item 7.  Financial Statements and Exhibits

(c)      Exhibits.

Exhibit No.       Item

10.1 Indenture for 83% Senior Subordinated Notes due 2011, dated as of April 26, 1999, by and among Iron Mountain, certain of its subsidiaries and The Bank of New York, as trustee.

10.2 Exchange and Registration Rights Agreement, dated as of April 26, 1999, by and among Iron Mountain and certain of its subsidiaries and Bear, Stearns & Co. Inc., Chase Securities Inc., BNY Capital Markets, Inc., Fleet Securities, Inc., Prudential Securities Incorporated and Scotia Capital Markets
                  (USA) Inc., as initial purchasers.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     IRON MOUNTAIN INCORPORATED
                                     (Registrant)



                                     By: /s/ Jean A. Bua
                                         Jean A. Bua
                                         Vice President and Corporate Controller


Date:   May 11, 1999